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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2006

FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, to be dated as of August 1, 2006, providing for, inter alia, the issuance of Fremont Home Loan Trust 2006-B, Mortgage-Backed Certificates, Series 2006-B)

                     Fremont Mortgage Securities Corporation
             (Exact name of registrant as specified in its charter)

                                                                  52-2206547
       DELAWARE                      333-132540                (I.R.S. Employer
State of Incorporation        (Commission File Number)       Identification No.)

2727 East Imperial Highway, Brea, California                             92821
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (714) 961-5261

________________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 8.01. Other Events

Description of the Certificates and the Mortgage Pool

     The Registrant intends to issue a series of certificates, titled Fremont Home Loan Trust 2006-B, Mortgage-Backed Certificates, Series 2006-B (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006, among the Registrant, as depositor, Fremont Investment & Loan, as originator and servicer, Wells Fargo Bank, N.A., as master servicer and trust administrator and HSBC Bank USA National Association, as trustee. The Certificates represent in the aggregate the entire beneficial interest in a trust fund (the "Trust Fund") consisting primarily of two pools (the "Mortgage Pools" of conventional, one- to four- family, fixed rate and adjustable rate, first and second lien mortgage loans (the "Mortgage Loans").

Computational Materials

     UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of the Certificates certain materials, herein referred to as "Computational Materials", in written form, which Computational Materials are in the nature of data tables relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and is superseded by a prospectus supplement ("Prospectus Supplement") and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective purchasers. The Computational Materials may be based on information that differs from the information to be set forth in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

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
Exhibit No.                               Description
-----------                               -----------
   99.1       Computational Materials (as defined in Item 8.01) that have been provided by UBS Securities LLC in the form of stratification tables relating to the collateral for the Certificates of Fremont
              Home Loan Trust 2006-B, Mortgage-Backed Certificates, Series
              2006-B.

   99.2 Computational Materials (as defined in Item 8.01) that have been provided by UBS Securities LLC in the form of a data tape of information relating to the first Mortgage Pool, which is a portion of the collateral for the Certificates of Fremont Home
              Loan Trust 2006-B, Mortgage-Backed Certificates, Series 2006-B.

   99.3 Computational Materials (as defined in Item 8.01) that have been provided by UBS Securities LLC in the form of a data tape of information relating to the second Mortgage Pool, which is a portion of the collateral for the Certificates of Fremont Home
              Loan Trust 2006-B, Mortgage-Backed Certificates, Series 2006-B.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FREMONT MORTGAGE SECURITIES CORPORATION
                                        (Registrant)


                                        By: /s/ JEFFREY CRUSINBERRY
                                            ------------------------------------
                                        Name: Jeffrey Crusinberry
                                        Title: Vice President

Dated: August 3, 2006

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                                  EXHIBIT INDEX

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
          Item 601(a) of
Exhibit   Regulation S-K                                            Sequentially
Number      Exhibit No.                 Description                Numbered Page
-------   --------------                -----------                -------------
   1           99.1        Computational Materials (as defined in
                           Item 8.01) that have been provided by
                           UBS Securities LLC in the form of
                           stratification tables relating to the
                           collateral for the Certificates of
                           Fremont Home Loan Trust 2006-B,
                           Mortgage-Backed Certificates, Series
                           2006-B.

   2           99.2        Computational Materials (as defined in
                           Item 8.01) that have been provided by
                           UBS Securities LLC in the form of a
                           data tape of information relating to
                           the first Mortgage Pool, which is a
                           portion of the collateral for the
                           Certificates of Fremont Home Loan
                           Trust 2006-B, Mortgage-Backed
                           Certificates, Series 2006-B.

   3           99.3        Computational Materials (as defined in
                           Item 8.01) that have been provided by
                           UBS Securities LLC in the form of a
                           data tape of information relating to
                           the second Mortgage Pool, which is a
                           portion of the collateral for the
                           Certificates of Fremont Home Loan
                           Trust 2006-B, Mortgage-Backed
                           Certificates, Series 2006-B.